UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 3, 2014

Commission File Number:  000-54900

Youngevity International, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
90-0890517
(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, California 91914
(Address of principal executive offices)

619-934-3980
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

On April 3, 2014, the board of directors of Youngevity International, Inc. (The "Company") determined to hold its Annual Meeting of Stockholders (the "Annual Meeting") on June 19, 2014. The record date, time and location of the Annual Meeting will be as set forth in the Company's proxy statement for the Annual Meeting.

Because this is the first Annual Meeting that the Company will hold, proposals to be included in the Company's proxy statement for the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received on or before April 18, 2014.

Shareholders must deliver the proposals or nominations to the Company's administrative offices at the following address: Youngevity International, Inc., Attn: Corporate Secretary, 2400 Boswell Road, Chula Vista, CA 91914.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Youngevity International, Inc.

Date:   April 4, 2014
By:	/s/ David Briskie

Name: David Briskie
Title: Chief Financial Officer